UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 30, 2007

                       EDUCATIONAL DEVELOPMENT CORPORATION
             (Exact name of registrant as specified in its charter)

                         Commission file number: 0-4957


           Delaware                                              73-0750007
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

                10302 East 55th Place, Tulsa, Oklahoma 74146-6515
              (Address of principal executive offices and Zip Code)

                                 (918) 622-4522
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

           On April 30, 2007, Educational Development Corporation, announced via press release, fiscal 2007 results and declares annual dividend. A copy of the press release is attached hereto.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

           (d) EXHIBITS

               99.1 Press release dated as of April 30, 2007

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                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


        Educational Development Corporation

By:     /s/ Randall W. White
        --------------------------------------------
        Randall W. White
        President and Chief Executive Officer


Date:  April 30, 2007


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

*99.1             Press release dated as of April 30, 2007


*Filed herewith.